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                              Janus Adviser Series
                     Janus Adviser Small Company Value Fund

                         Supplement Dated June 30, 2005
                      to Currently Effective Prospectuses

On July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for Janus Adviser Small Company Value Fund expired by its terms. Janus Capital Management LLC will continue as the adviser and the current portfolio manager will now manage the Fund as a Janus employee.